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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2005

                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                           1-15202                 22-1867895
----------------------------      ----------------        -------------------
(State or other jurisdiction      (Commission File          (IRS Employer
of incorporation)                     Number)             Identification No.)

             475 STEAMBOAT ROAD, GREENWICH, CT                  06830
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (203) 629-3000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 19, 2005, the W. R. Berkley Corporation (the "Company") and W. R. Berkley Capital Trust II (the "Trust") executed a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein, for the sale of 10,000,000 6.750% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "Trust Preferred Securities") of the Trust, which will represent undivided beneficial interests in the assets of the Trust.

      The Trust Preferred Securities will be fully and unconditionally guaranteed by the Company with respect to distributions (the "Preferred Securities Guarantee"), to the extent the Trust has available funds for payment of such distributions, pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), to be entered into between the Company and The Bank of New York (Delaware), as trustee.

      In connection with the issuance of the Trust Preferred Securities, the Trust will also issue to the Company four common securities (liquidation amount $25 per common security) (the "Common Securities"), which will represent undivided beneficial interests in the assets of the Trust.

      The proceeds from the sale of the Trust Preferred Securities and the Common Securities are to be used by the Trust to purchase $250,000,000 aggregate principal amount of the Company's 6.750% Subordinated Debentures due 2045 (the "Subordinated Debentures").

      The Trust Preferred Securities and the Preferred Securities Guarantee are issued pursuant to the Prospectus Supplement dated July 19, 2005 to the Prospectus dated December 23, 2003, filed as part of the Registration Statement on Form S-3, as amended (Registration No. 333-109621; declared effective on December 23, 2003). The Trust Preferred Securities and the Common Securities are to be issued pursuant to the Amended and Restated Declaration of Trust of W. R. Berkley Capital Trust II to be entered into by and among the Company, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees named therein, and the Holders, as defined therein (the "Amended and Restated Declaration of Trust"). The Subordinated Debentures are to be issued pursuant to the Subordinated Indenture (the "Subordinated Indenture"), to be dated as of July 26, 2005, as supplemented by Supplemental Indenture No. 1 ("Supplemental Indenture No. 1"), to be dated as of July 26, 2005, between the Company and The Bank of New York, as trustee.

      The Purchase Agreement, forms of the Amended and Restated Trust Agreement, Subordinated Indenture, Supplemental Indenture No. 1, Preferred Securities Guarantee Agreement and Common Securities Guarantee Agreement, an opinion of Prickett, Jones & Elliot, P.A., special Delaware counsel to the Trust, as to the validity of the Trust Preferred Securities, an opinion of Willkie Farr & Gallagher LLP, counsel to the Company and the Trust, as to the validity of the Preferred Securities Guarantee and the Subordinated Debentures and an opinion of Willkie Farr & Gallagher LLP, special tax counsel to the Company and the Trust, as to certain tax matters, are filed as exhibits hereto and are incorporated herein by reference. The

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form of the Trust Preferred Securities and the Common Securities are included as
Exhibit A-1 and Exhibit A-2, respectively, to the Form of Amended and Restated Trust Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:

            1.1 Purchase Agreement, dated as of July 19, 2005, between W. R. Berkley Corporation, W. R. Berkley Capital Trust II Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein.

            4.1 Certificate of Trust of W. R. Berkley Capital Trust II, dated March 22, 2001 (incorporated by reference to Exhibit 4.13 to
                  W. R. Berkley Corporation's Registration Statement on Form S-3 (Registration No. 333-57546)).

            4.2 Trust Agreement of W. R. Berkley Capital Trust II, dated March 22, 2001 (incorporated by reference to Exhibit 4.15 to W. R. Berkley Corporation's Registration Statement on Form S-3 (Registration No. 333-57546)).

            4.3 Form of Amended and Restated Trust Agreement of W. R. Berkley Capital Trust II

            4.4 Form of Subordinated Indenture between W. R. Berkley Corporation and the Trustee (incorporated by reference to Exhibit 4.9 to W. R. Berkley Corporation's Registration Statement on Form S-3 (Registration No. 333-57546)).

            4.5 Form of Subordinated Indenture between W. R. Berkley Corporation and The Bank of New York, as Trustee.

            4.6 Form of Supplemental Indenture No. 1 to the Subordinated Indenture between W. R. Berkley Corporation and The Bank of New York, as Trustee.

            4.7 Form of Preferred Securities Guarantee Agreement between W. R. Berkley Corporation, as Guarantor, and The Bank of New York, as Guarantee Trustee.

            4.8 Form of Common Securities Guarantee Agreement between W. R. Berkley Corporation, as Guarantor, and The Bank of New York, as Guarantee Trustee.

            4.9 Form of Trust Preferred Security Certificate for W. R. Berkley Capital Trust II (included as Exhibit A-1 to the Form of Amended and Restated Trust Agreement of W. R. Berkley Capital Trust II).

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            4.10  Specimen of Subordinated Debenture (included as Exhibit B to the Form of Amended and Restated Trust Agreement of W. R. Berkley Capital Trust II).

            5.1 Opinion of Prickett, Jones & Elliott, P.A. regarding the legality of the Trust Preferred Securities

            5.2 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Preferred Securities Guarantee and the Subordinated Debentures

            8.1   Tax Opinion of Willkie Farr & Gallagher LLP

            23.1  Consent of Prickett, Jones & Elliott, P.A. (included in
                  Exhibit 5.1 hereto)

            23.2  Consent of Willkie Farr & Gallagher LLP (included in Exhibits
                  5.2 and 8.1 hereto)

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           W. R. BERKLEY CORPORATION

                                           By: /s/ Eugene G. Ballard
                                               ---------------------------------
                                               Name: Eugene G. Ballard
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

Date: July 25, 2005

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                                  EXHIBIT INDEX

Exhibit:

1.1 Purchase Agreement, dated as of July 19, 2005, between W. R. Berkley Corporation, W. R. Berkley Capital Trust II Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1 Certificate of Trust of W. R. Berkley Capital Trust II, dated March 22, 2001 (incorporated by reference to Exhibit 4.13 to W. R. Berkley Corporation's Registration Statement on Form S-3 (Registration No. 333-57546)).

4.2 Trust Agreement of W. R. Berkley Capital Trust II, dated March 22, 2001 (incorporated by reference to Exhibit 4.15 to W. R. Berkley Corporation's Registration Statement on Form S-3 (Registration No. 333-57546)).

4.3   Form of Amended and Restated Trust Agreement of W. R. Berkley Capital
      Trust II

4.4 Form of Subordinated Indenture between W. R. Berkley Corporation and the Trustee (incorporated by reference to Exhibit 4.9 to W. R. Berkley Corporation's Registration Statement on Form S-3 (Registration No. 333-57546)).

4.5 Form of Subordinated Indenture between W. R. Berkley Corporation and The Bank of New York, as Trustee.

4.6   Form of Supplemental Indenture No. 1 to the Subordinated Indenture between
      W. R. Berkley Corporation and The Bank of New York, as Trustee.

4.7 Form of Preferred Securities Guarantee Agreement between W. R. Berkley Corporation, as Guarantor, and The Bank of New York, as Guarantee Trustee.

4.8 Form of Common Securities Guarantee Agreement between W. R. Berkley Corporation, as Guarantor, and The Bank of New York, as Guarantee Trustee.

4.9 Form of Trust Preferred Security Certificate for W. R. Berkley Capital Trust II (included as Exhibit A-1 to the Form of Amended and Restated Trust Agreement of W. R. Berkley Capital Trust II).

4.10 Specimen of Subordinated Debenture (included as Exhibit B to the Form of Amended and Restated Trust Agreement of W. R. Berkley Capital Trust II).

5.1 Opinion of Prickett, Jones & Elliott, P.A. regarding the legality of the Trust Preferred Securities

5.2 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Preferred Securities Guarantee and the Subordinated Debentures

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8.1   Tax Opinion of Willkie Farr & Gallagher LLP

23.1 Consent of Prickett, Jones & Elliott, P.A. (included in Exhibit 5.1 hereto)

23.2 Consent of Willkie Farr & Gallagher LLP (included in Exhibits 5.2 and 8.1 hereto)